EGA FRONTIER DIVERSIFIED CORE FUND

Supplement dated September 21, 2015 to the Statement of Additional Information dated July 29, 2015 for EGA Frontier Diversified Core Fund.

The following information replaces in its entirety the information appearing under the heading “INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS – Portfolio Manager”:

Compensation of the Portfolio Manager and Other Accounts Managed.

For his services as President of EGA and portfolio manager of the Fund, Robert C. Holderith receives an annual salary from EGA and an annual bonus from time to time based on individual performance and the overall annual profitability of EGA. As of the date of this SAI, Mr. Holderith managed 16 other funds that are series of EGA Emerging Global Shares Trust, which had, as of June 30, 2015, $1.49 billion in total assets under management. None of the funds that are series of EGA Emerging Global Shares Trust are subject to a performance fee. As of the date of this SAI, Mr. Holderith does not manage any other accounts.

Description of Material Conflicts of Interest.

Although the series of EGA Emerging Global Shares Trust that are managed by Mr. Holderith may have different investment strategies than the Fund, each has a portfolio objective of replicating an underlying benchmark index. In addition, although not an index fund, the Fund is expected to closely track its benchmark index. EGA does not believe that management of the different series of EGA Emerging Global Shares Trust and the Fund presents a material conflict of interest for Mr. Holderith.

Portfolio Manager’s Ownership of Shares of the Fund.

As of June 30, 2015, Mr. Holderith did not own any Shares of the Fund.